SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                                AUGUST 12, 2003
        --------------------------------------------------------------
               Date of report (Date of earliest event reported)


                         STONE & WEBSTER, INCORPORATED
            ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


              DELAWARE                     1-1228             13-5416910
    (State or Other Jurisdiction         (Commission        (IRS Employer
          of Incorporation)             File Number)     Identification No.)


         45 MILK STREET, BOSTON, MASSACHUSETTS             02109
       (Address of principal executive offices)          (zip code)


                                (617) 778-7369
   ------------------------------------------------------------------------
             (Registrant's telephone number, including area code)



         (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.     REGULATION FD DISCLOSURE.

                  As previously reported to the Securities and Exchange Commission, on June 2, 2000, Stone & Webster, Incorporated (the "Company"), and certain of its direct and indirect subsidiaries and affiliates (the "Subsidiaries", and together with the Company, the "Debtors"), each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330 (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

                  On August 12, 2003, the Company and Stone & Webster Engineers and Constructors, Inc., a Subsidiary of the Company ("SWE&C"), and certain of their respective Debtor Subsidiaries, filed with the Bankruptcy
Court: (i) the Third Amended Joint Plan of Reorganization (the "Amended Plan"), supported and co- proposed by the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders which sets forth how claims against and interests in the Debtors will be treated and (ii) the related Disclosure Statement with respect to the Amended Plan (the "Amended Disclosure Statement") which describes the Debtors' history, significant events occurring in the Debtors' chapter 11 cases and a summary and analysis of the Amended Plan. The Debtors have requested that the Bankruptcy Court approve the Amended Disclosure Statement as containing adequate information as such term is defined in Section 1125 of the Bankruptcy Code and permit the solicitation of votes from creditors on whether to accept the Amended Plan. The Amended Disclosure Statement must be approved by the Bankruptcy Court before it can be sent to creditors for their consideration.

                  Copies of the Amended Plan, the Amended Disclosure Statement and a press release issued by the Company and SWE&C on August 12, 2003 regarding the Amended Plan are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference herein. In addition, copies of the Amended Plan and the Amended Disclosure Statement may be viewed at the Bankruptcy Court's web site at www.deb.uscourts.gov and copies of the Amended Plan, the Amended Disclosure Statement and the press release may be viewed at the Company's web site at www.stonewebinc.com.

                  This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. The Amended Plan, the Amended Disclosure Statement and the press release filed as exhibits hereto may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Debtors assume no obligations to update or revise any such forward-looking statements. Such statements could be subject to risk and uncertainty that exist in the bankruptcy process that could render actual outcomes and results materially different from those predicted.


ITEM 7(C).  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

         Number                     Description

         99.1 Third Amended Joint Plan of Reorganization of the Debtors-In-Possession, the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders with respect to (i) Stone & Webster, Incorporated and certain of its Subsidiaries and Affiliates and (ii) Stone & Webster Engineers and Constructors, Inc. and certain of its Subsidiaries and Affiliates

         99.2 Disclosure Statement with respect to the Third Amended Joint Plan of Reorganization of the Debtors-In-Possession, the Official Committee of Unsecured Creditors, Federal
                  Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders with respect to (i) Stone & Webster, Incorporated and certain of its Subsidiaries and Affiliates and (ii) Stone & Webster Engineers and Constructors, Inc. and certain of its Subsidiaries and Affiliates

         99.3 Press release issued on August 12, 2003 regarding the Third Amended Joint Plan of Reorganization

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STONE & WEBSTER, INCORPORATED

                                            By:   /s/ James P. Carroll
                                                  James P. Carroll
                                                  President and Chief
                                                  Restructuring Officer




Date:  August 22, 2003

                               INDEX TO EXHIBITS

         Number                     Description

         99.1 Third Amended Joint Plan of Reorganization of the Debtors-In-Possession, the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders with respect to (i) Stone & Webster, Incorporated and certain of its Subsidiaries and Affiliates and (ii) Stone & Webster Engineers and Constructors, Inc. and certain of its Subsidiaries and Affiliates

         99.2 Disclosure Statement with respect to the Third Amended Joint Plan of Reorganization of the Debtors-In-Possession, the Official Committee of Unsecured Creditors, Federal
                  Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders with respect to (i) Stone & Webster, Incorporated and certain of its Subsidiaries and Affiliates and (ii) Stone & Webster Engineers and Constructors, Inc. and certain of its Subsidiaries and Affiliates

         99.3 Press release issued on August 12, 2003 regarding the Third Amended Joint Plan of Reorganization